UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
INDEPENDENT BANK CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

EXPLANATORY NOTE

Independent Bank Corporation (the “Company”) filed its Definitive Proxy Statement, dated March 9, 2020, on Schedule 14A (the “Proxy Statement”) and the related Proxy Card (the “Original Proxy Card”) for the Company’s 2020 Annual Meeting of Shareholders with the Securities and Exchange Commission (“SEC”). The Proxy Statement was filed in connection with the Company’s 2020 Annual Meeting of Shareholders to be held on April 21, 2020 (the “Annual Meeting”). This Supplement to the Proxy Statement and Original Proxy Card is being filed to add a new Proposal IV that is soliciting an advisory (non-binding) vote to approve the frequency of a shareholder advisory vote on executive compensation (“Proposal IV”). Other than the changes described in this Supplement, which adds Proposal IV, makes other conforming changes to the Proxy Statement and the Original Proxy Card and updates the Notice of Annual Meeting, no other changes have been made to the Proxy Statement or the Original Proxy Card. Accordingly, they continue to be in full force and effect as originally filed and continue to seek the vote of Company shareholders for the proposals to be voted on at the Annual Meeting.

If you have already voted your shares for the Annual Meeting, please see the instructions in the Supplement for voting on Proposal IV.

Capitalized terms used but not otherwise defined in this Supplement have the meanings ascribed to them in the Proxy Statement. This supplement should be read together with the Proxy Statement, which should be read in its entirety.

INDEPENDENT BANK CORPORATION

SUPPLEMENT TO PROXY STATEMENT
FOR
2020 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, April 21, 2020

This Proxy Statement Supplement (the “Supplement”) supplements and amends the original definitive proxy statement of Independent Bank Corporation dated March 9, 2020 (the “Proxy Statement”) for the Company’s 2020 Annual Meeting of Shareholders (the “Annual Meeting”) to (i) add a new Proposal IV to the Proxy Statement that provides for an advisory (non-binding) vote to approve the frequency of a shareholder advisory vote on executive compensation (“Proposal IV”), (ii) update the Notice of Annual Meeting to add the new Proposal IV (the “Updated Notice”) and (iii) make additional changes to the Proxy Statement resulting from the addition of new Proposal IV. As previously disclosed in the Proxy Statement, the Annual Meeting is being held at our headquarters at 4200 East Beltline, Grand Rapids, Michigan 49525 on April 21, 2020, at 3:00 p.m., Eastern time.

This Supplement relates to the new Proposal IV to be considered by shareholders at the Annual Meeting and does not provide all of the information that is important to your decisions with respect to voting on all of the proposals that are being presented to shareholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for you to review. Accordingly, we urge you to read this Supplement carefully and in its entirety together with the Proxy Statement.

This Supplement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting. This Proxy Statement Supplement, the Updated Notice of Annual Meeting attached as Appendix A and a revised proxy card (the “Revised Proxy Card”) are being made available on or about March 13, 2020, to all shareholders entitled to vote at the Annual Meeting.

We urge shareholders of record to vote on Proposals I through IV by submitting a Revised Proxy Card. Please note that if you submit a Revised Proxy Card it will revoke all Proxy Cards previously submitted. Accordingly, it is important to indicate your vote on each proposal on the Revised Proxy Card.

If you return an executed Revised Proxy Card without marking your instructions with regard to the matters to be acted upon, the proxy holders will vote “FOR” the election of director nominees set forth in the Proxy Statement, “FOR” the approval of Proposal II and Proposal III, and “1 YEAR” on Proposal IV.

If you have already voted and do not submit a Revised Proxy Card, your previously submitted proxy will be voted at the Annual Meeting with respect to Proposal I, II, and III, but will not be counted in determining the outcome of Proposal IV.

PROPOSALS TO BE VOTED UPON BY SHAREHOLDERS

Information contained in this Supplement relates to Proposal IV that will be presented to shareholders at the Annual Meeting. Information regarding Proposals I, II and III that will be presented to shareholders at the Annual Meeting can be found in the Proxy Statement.

Vote Required; Effect of Abstentions and Broker Non-Votes.

A plurality of votes cast will be used to determine the results of the advisory (non-binding) vote on Proposal IV. Because this is considered a non-routine matter, if your shares are held by a broker or other fiduciary, it cannot vote your shares on this matter unless it has received voting instructions from you. Abstentations and broker non-votes will have no effect on the outcome of this Proposal.

PROPOSAL IV SUBMITTED FOR YOUR VOTE –
ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF A
SHAREHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company’s shareholders are being provided the opportunity to cast an advisory vote on our executive compensation program. The advisory vote on executive compensation described in Proposal III of the Proxy Statement is referred to as a “say on pay” vote. Pursuant to federal securities laws, we are also required to submit to shareholders an advisory vote on how often the Company should include a say on pay proposal in its proxy materials for future annual shareholder meetings (or special shareholder meetings for which the Company must include executive compensation information in the proxy statement for that meeting). Under this Proposal IV, shareholders may vote to recommend that the say on pay vote be held every year, every two years or every three years.

The Board of Directors believes that say on pay votes should be conducted every year so that shareholders may annually express their views on the Company’s executive compensation program. The Company’s compensation committee, which administers the executive compensation program, values the opinions expressed by shareholders in these votes and will continue to consider the outcome of these votes in making its decisions on executive compensation.

You have the option to specify a preference that the shareholder advisory say on pay vote take place every one, two, or three years. For purposes of determining the preference of our shareholders on this matter, we will consider the choice (either once every one, two, or three years) that receives the most votes as the preference of our shareholders.

Because your vote on this proposal is advisory, it will not be binding on the Board, and the Board may decide that it is in the best interests of our shareholders and the Company to hold a say on pay vote less frequently, or more frequently, than the option recommended by our shareholders. However, the Board of Directors will take into account the recommendation of shareholders when considering how often to submit to shareholders the say on pay vote.

After the Annual Meeting, the Company will disclose both the results of this vote and the Board’s decision regarding how frequently the shareholder advisory say on pay vote will take place in the future.

This shareholder advisory vote on the frequency of future shareholder advisory say on pay votes will be held at least once every six years.

The Board of Directors recommends a vote for “ ONE YEAR ” with respect to the frequency that shareholders are to be presented with advisory proposals approving executive compensation.

APPENDIX A

UPDATED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held April 21, 2020

TO THE SHAREHOLDERS OF INDEPENDENT BANK CORPORATION:

This updated notice is hereby given that the Annual Meeting of Shareholders of Independent Bank Corporation (the “Company”) will be held in person at the Company’s executive offices at 4200 East Beltline, Grand Rapids, Michigan 49525, on April 21, 2020, at 3:00 p.m., for the following purposes, which now include a new Proposal IV, as more fully described in the proxy statement (the “Proxy Statement”) and supplement to the Proxy Statement:

1.	To elect three directors to serve three-year terms expiring in 2023;
2.	To ratify the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;
3.	To participate in an advisory (non-binding) vote to approve the compensation of our executives, as disclosed in the Proxy Statement;
4.	To participate in an advisory (non-binding) vote to approve the frequency of a shareholder advisory vote on executive compensation; and
5.	To transact any other business that is properly submitted before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

The record date for the Annual Meeting is February 21, 2020 (the “Record Date”). Only shareholders of record at the close of business on the Record Date can vote at the Annual Meeting.

We describe each of these proposals in more detail in our Proxy Statement and the supplement to the Proxy Statement, which you should read in its entirety before voting. We mailed the Proxy Statement supplement (the “Supplement”), including this updated Notice of Annual Meeting, and the updated Proxy Card to our shareholders beginning on or about March 13, 2020.

The Supplement contains additional information related to the new Proposal IV to be considered by shareholders at the Annual Meeting. However, the Supplement does not include all of the information provided in connection with the Annual Meeting. Accordingly, we urge you to read the Supplement carefully and in its entirety together with the Proxy Statement.

By Order of the Board of Directors,

Stephen A. Erickson
Executive Vice President, Chief Financial Officer and Corporate Secretary
March 13, 2020

Your attention is called to the accompanying Proxy Statement Supplement.

INDEPENDENT BANK CORPORATION

EXPLANATORY NOTE

Independent Bank Corporation (the “Company”) is sending the enclosed, updated notice relating to its 2020 Annual Meeting of Shareholders to be held April 21, 2020 to notify you of a new Proposal IV to be voted upon at the Annual Meeting. Proposal IV is an advisory (non-binding) vote to approve the frequency of a shareholder advisory vote on executive compensation. We have prepared a Supplement to our original Proxy Statement for the Annual Meeting to describe Proposal IV in more detail. You may access that Supplement, along with our original Proxy Statement and Annual Report, by following the instructions in the enclosed notice.

If you have not already voted your shares for the Annual Meeting, we encourage you to do so by following the instructions in the enclosed notice. If you have already voted your shares for the Annual Meeting, we encourage you to review the Supplement to our Proxy Statement and then resubmit your vote so that your shares are voted on Proposal IV. If you have already voted your shares and do not take action to vote on Proposal IV, your previously submitted proxy will be voted at the Annual Meeting with respect to Proposal I, II, and III, but will not be counted in determining the outcome of Proposal IV.

INDEPENDENT BANK

INDEPENDENT BANK CORPORATION
ATTN: STEPHEN A. ERICKSON
4200 EAST BELTLINE
GRAND RAPIDS, MI 49525

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on April 20, 2020 for shares held directly and by 11:59 P.M. Eastern Time on April 15, 2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on April 20, 2020 for shares held directly and by 11:59 P.M. Eastern Time on April 15, 2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E99529-P32668 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INDEPENDENT BANK CORPORATION

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Terance L. Beia
02) Stephen L. Gulis, Jr.
03) William B. Kessel

The Board of Directors recommends voting FOR proposal 2 and 3 and for 1 YEAR on proposal 4.

	For	Against	Abstain
2. Ratification of the appointment of Crowe LLP as independent auditors for the fiscal year ending December 31, 2020.	☐	☐	☐
3. Approval of an advisory (non-binding) resolution to approve the compensation paid to our Executives.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
4. Approval of an advisory (non-binding) resolution on the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E99530-P32668

INDEPENDENT BANK CORPORATION
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 21, 2020
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William B. Kessel and Stephen A. Erickson, and each of them as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of common stock of Independent Bank Corporation held of record by the undersigned on February 21, 2020 at the Annual Meeting of Shareholders to be held at 4200 East Beltline, Grand Rapids, Michigan 49525, on Tuesday, April 21, 2020 at 3:00 p.m. Eastern Time, or any adjournment or postponement thereof.

If a proxy is returned and no instructions are given, the proxy will be voted FOR the election of directors, FOR proposals 2 and 3 and 1 YEAR on proposal 4, and in the discretion of the proxies on any other matters that come before, or may be incident to the conduct of, the meeting or any adjournment or postponement thereof. If instructions are given with respect to one or more but not all proposals, (i) such instructions as are given will be followed, and (ii) the proxy will otherwise be voted in accordance with the preceding sentence.

Address Changes/Comments: ____

____

(If you noted any Address Changes and / or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 21, 2020.

INDEPENDENT BANK CORPORATION

INDEPENDENT
BANK

INDEPENDENT BANK CORPORATION
ATTN: STEPHEN A. ERICKSON
4200 EAST BELTLINE
GRAND RAPIDS, MI 49525

Meeting Information

Meeting Type: Annual Meeting
For holders as of: February 21, 2020
Date: April 21, 2020 **Time:** 3:00 p.m., Eastern Time
Location: 4200 East Beltline
Grand Rapids, Michigan 49525

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E99532-P32668

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 7, 2020 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E99533-P32668

Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

   Nominees:

   01) Terance L. Beia
   02) Stephen L. Gulis, Jr.
   03) William B. Kessel

The Board of Directors recommends voting FOR proposal 2 and 3 and for 1 YEAR on proposal 4.

2. Ratification of the appointment of Crowe LLP as independent auditors for the fiscal year ending December 31, 2020.

3. Approval of an advisory (non-binding) resolution to approve the compensation paid to our Executives.

4. Approval of an advisory (non-binding) resolution on the frequency of future advisory votes on executive compensation.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

E99534-P32668